Exhibit 99.2

SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of December 9, 2003, by and among Guilford Pharmaceuticals Inc., a Delaware corporation, with headquarters located at 6611 Tributary Street, Baltimore, Maryland 21224 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

      WHEREAS:

      A.    The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

      B.    Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Common Stock, par value $.01 per share, of the Company (the “Common Stock”), set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers together shall be 4,807,070 shares of Common Stock and shall collectively be referred to herein as the “Common Shares”) and (ii) a warrant to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (the “Warrants”), in substantially the form attached hereto as Exhibit A (as exercised, collectively, the “Warrant Shares”).

      C.    Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights with respect to the Common Shares, and the Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      D.    The Common Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

      NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

      1.    PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.

             (a)    Purchase of Common Shares and Warrants.

                      Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Common Shares as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, along with the Warrants to acquire up to that number of Warrant

Shares as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (the “Closing”). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

             (b)    Purchase Price. The purchase price for the Common Shares and related Warrants to be purchased by each Buyer at the Closing shall be the amount set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers(the “Purchase Price”).

             (c)    Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City Time, on December 11, 2003 (or such other date and time as is mutually agreed to by the Company and each Buyer).

             (d)    Form of Payment. On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Common Shares and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to each Buyer (A) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 2(g) hereof), evidencing the number of Common Shares such Buyer is purchasing as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers and (B) a Warrant pursuant to which such Buyer shall have the right to acquire such number of Warrant Shares as is set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers, in all cases duly executed on behalf of the Company and registered in the name of such Buyer.

      2.    BUYER’S REPRESENTATIONS AND WARRANTIES.

             Each Buyer represents and warrants with respect to only itself that:

             (a)    No Public Sale or Distribution. Such Buyer is (i) acquiring the Common Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and such Buyer does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

             (b)    Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

             (c)    Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to

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determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

             (d)    Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

             (e)    No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

             (f)    Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(r)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f); provided, that in order to make any sale, transfer or assignment of Securities, such Buyer and its pledgee makes such

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disposition in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

             (g)    Legends. Such Buyer understands that the certificates or other instruments representing the Common Shares and the Warrants and, until such time as the resale of the Common Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Warrant Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

             (h)    Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

             (i)    No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or

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violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

             (j)    Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

      3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

             The Company represents and warrants to each of the Buyers that:

             (a)    Organization and Qualification. Each of the Company and its “Subsidiaries” (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations or limited liability companies duly organized and validly existing in good standing under the laws of the jurisdiction in which they are organized, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a).

             (b)    Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Shares and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrant have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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             (c)    Issuance of Securities. The Common Shares and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof and the Common Shares shall fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of Common Stock. As of the Closing Date, the Company shall have duly authorized and reserved for issuance a number of shares of Common Stock which equals the number of Warrant Shares. The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Capital Stock, solely for the purpose of effecting the exercise of the Warrants, 100% of the number of shares of Common Stock issuable upon exercise of the Warrants. Upon exercise in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Buyer made herein, the issuance by the Company of the Securities is exempt from registration under the 1933 Act.

             (d)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares and Warrants and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) or Bylaws (as defined below) of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq National Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

             (e)    Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except as otherwise provided in the Registration Rights Agreement and except for the filing of a Form D with the SEC and any state securities regulators. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, except as otherwise provided in the Registration Rights Agreement and except for the filing of a Form D with the SEC and any state securities regulators. The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

             (f)    Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm’s

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length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) to the knowledge of the Company, an “affiliate” of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

             (g)    No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that is has engaged UBS Investment Bank as placement agent (the “Agent”) in connection with the sale of the Securities. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

             (h)    No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

             (i)    Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

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             (j)    SEC Documents; Financial Statements. Since January 1, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

             (k)    Absence of Certain Changes. Except as disclosed in Schedule 3(k), since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries, except for continued losses in operating results as have been publicly disclosed. Since December 31, 2002 and except as set forth on Schedule 3(k), the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $1,000,000 outside of the ordinary course of business, except for the sale of a revenue interest to Paul Royalty Fund, L.P. (the “Paul Royalty Transaction”) and certain of its affiliated entities or (iii) had capital expenditures, individually or in the aggregate, in excess of $1,000,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total current Indebtedness (as defined in Section 3(r)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

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             (l)    No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the transactions contemplated hereby, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

             (m)    Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under the Certificate of Incorporation or Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any Subsidiary is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since December 31, 2002, (i) the Common Stock has been designated for quotation or listed on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

             (n)    Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

             (o)    Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

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             (p)    Transactions With Affiliates. Except as set forth or incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

             (q)    Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (x) 75,000,000 shares of Common Stock, of which as of the date hereof, 29,043,324 shares are issued and outstanding, 8,070,498 shares are reserved for issuance pursuant to the Company’s employee incentive plans and other warrants outstanding and 11,114,123 shares are reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (y) 5,000,000 shares of preferred stock, of which as of the date hereof, none are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth on Schedule 3(q): (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 3(r)) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents (as defined herein) but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the

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Company’s or any Subsidiary’s respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished or made available to the Buyer true, correct and complete copies of the Company’s Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Amended and Restated Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto.

             (r)    Indebtedness and Other Contracts. Except as disclosed in Schedule 3(r), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

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             (s)    Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of its Subsidiaries or any of the Company’s or the Company’s Subsidiary’s officers or directors in their capacities as such.

             (t)    Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

             (u)    Employee Relations. (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

                      (ii)    The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

             (v)    Title. Except as disclosed on Schedule 3(v), the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects, except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

             (w)    Intellectual Property Rights. The Company and its Subsidiaries own or

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possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Except as set forth in Schedule 3(w), none of the Company’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement. The Company does not have any knowledge of any material infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

             (x)    Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

             (y)    Tax Status. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

             (z)    Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial

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statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

             (aa)    Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their respective agents or counsel with any information that constitutes or might constitute material, nonpublic information other than the existence of the transactions contemplated hereby. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or either of its or their respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act of 1934, as amended, are being incorporated into an effective registration statement filed by the Company under the 1933 Act). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

      4.    COVENANTS.

             (a)    Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 5, 6 and 7 of this Agreement.

             (b)    Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under

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applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

             (c)    Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Common Shares and Warrant Shares and none of the Warrants is outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

             (d)    Use of Proceeds. The Company will use the proceeds from the sale of the Securities for Phase III clinical trials of AQUAVAN® Injection, Phase III clinical trials of AGGRASTAT® Injection working capital and other general corporate purposes, including general and administrative expenses and not for (i) the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (ii) redemption or repurchase of any of its equity securities.

             (e)    Financial Information. The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

             (f)    Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock’s authorization for listing on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

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             (g)    Fees. At the Closing, the Company shall pay an expense allowance of $25,000 to Smithfield Fiduciary LLC (a Buyer) or its designee(s), which amount shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in this Agreement or in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

             (h)    Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) of this Agreement in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

             (i)    Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York City Time, on December 10, 2003, issue a press release reasonably acceptable to the Buyers disclosing all material terms of the transactions contemplated hereby. On or before 8:30 a.m., New York City Time, on the first Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of Warrant and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the press release referred to in the first sentence of this Section without the express written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or its each of respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers,

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directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

             (j)    Additional Registration Statements. Until the date that the Registration Statement (as defined in the Registration Rights Agreement) is first declared effective by the SEC (the “Effective Date”), the Company will not file a registration statement under the 1933 Act relating to securities that are not the Securities, except for amendments to the Form S-3 filed in connection with the Paul Royalty Transaction.

             (k)    Corporate Existence. So long as any Buyer beneficially owns any Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is quoted on or listed for trading on the Principal Market, the New York Stock Exchange or the American Stock Exchange.

             (l)    Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, from and after the Closing Date, the number of shares of Common Stock issuable upon exercise of the Warrants being issued at the Closing in conformity with Section 3(c).

             (m)    Additional Issuances of Securities.

                      (i)    For purposes of this Section 4(m), the following definitions shall apply.

                      (1)    “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

                      (2)    “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                      (3)    “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                      (4)    “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or

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securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York City Time).

                      (ii)    From the date hereof until the date that is 10 Trading Days following the Effective Date (the “Trigger Date”), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

                      (iii)    The restrictions contained in subsection (ii) of this Section 4(m) shall not apply (1) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company or any of its Subsidiaries, or pursuant to the exercise of any securities of the Company issued thereunder; (2) upon exercise of the Warrants; (3) upon conversion of any Options or Convertible Securities that are outstanding on the day immediately preceding the Closing Date, provided, that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date; or (4) in connection with any bona fide strategic transaction or acquisition by the Company, whether through an acquisition for stock or a merger, of any business, assets or technologies the primary purpose of which is not to raise equity capital.

      5.    TRANSFER RESTRICTIONS; TRANSFER AGENT INSTRUCTIONS.

             (a)    Transfer Restrictions. The legend set forth in Section 2(g) shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped, if (i) such Securities are registered for resale under the 1933 Act and are sold or transferred under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of such Securities may be or has been made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that such Securities can be and have been sold, assigned or transferred pursuant to Rule 144. The Company shall cause Company Counsel (as defined below) to issue the legal opinion included in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Business Days following the delivery by a Buyer to the Company or the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Buyer a certificate representing such

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Securities that is free from all restrictive and other legends. Following the Effective Date and upon the delivery to any Buyer of any certificate representing Securities that is free from all restrictive and other legends, such Buyer agrees that any sale of such Securities shall be made pursuant to the Registration Statement and in accordance with the plan of distribution described therein or pursuant to an available exemption from the registration requirements of the 1933 Act. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in Section 2(g). The Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

             (b)    Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants in the form of Exhibit C attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.

             (c)    Breach. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      6.    CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

             The obligation of the Company hereunder to issue and sell the Common Shares and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                      (i)    Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                      (ii)    Such Buyer shall have delivered to the Company the Purchase Price for the Common Shares and the related Warrants being purchased by such Buyer and each other Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

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                      (iii)    The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

      7.    CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

             The obligation of each Buyer hereunder to purchase the Common Shares and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                      (i)    The Company shall have executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) the Common Shares (in such amounts as such Buyer shall request) and the related Warrants (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

                      (ii)    Such Buyer shall have received the opinions of Hogan & Hartson L.L.P., the Company’s outside counsel (“Company Counsel”), dated as of the Closing Date, in substantially the form of Exhibit D1 attached hereto and the Company’s in-house counsel in substantially the form of Exhibit D2 attached hereto.

                      (iii)    The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit C attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

                      (iv)    The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each of its Subsidiaries in such corporation’s state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

                      (v)    The Common Stock (I) shall be listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

                      (vi)    The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within 10 days of the Closing Date.

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                      (vii)    The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit E.

                      (viii)    The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit F.

                      (ix)    The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                      (x)    The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Shares and the Warrants.

                      (xi)    The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                      (xii)    The Company shall have delivered the schedules to this Agreement and such schedules shall not contain information not set forth in the SEC Documents.

      8.    TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before ten (10) days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

      9.    MISCELLANEOUS.

             (a)    Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute

21

hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

             (b)    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

             (c)    Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

             (d)    Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

             (e)    Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Common Shares representing at least a majority of the amount of the Common Shares, or, if prior to the Closing Date, the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority of the amount of the Common Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Common Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of

22

Common Shares or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

             (f)    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

      If to the Company:

Guilford Pharmaceuticals Inc.
6611 Tributary Street
Baltimore, Maryland 21224
Telephone: (410) 631-6300
Facsimile: (410) 631-6899
Attention: Andrew R. Jordan, Executive Vice President,
Chief Financial Officer and Treasurer

with a copy to:

Hogan & Hartson L.L.P. 111 South Calvert Street, Suite 1600 Baltimore, Maryland 21202 Telephone: (410) 659-2700 Facsimile: (410) 539-6981 Attention: Michael J. Silver, Esq.

      If to the Transfer Agent:

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038 Telephone: (718) 921-8206 Facsimile: (718) 921-8336 Attention: Carolyn O’Neill

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such

23

notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

             (g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Shares or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of Common Shares representing at least a majority of the number of the Common Shares except by operation of law. A Buyer may assign some or all of its rights hereunder without the consent of the Company to an affiliate of such Buyer or to a party reasonably acceptable to the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

             (h)    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

             (i)    Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

             (j)    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

             (k)    Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document

24

contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

             (l)    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

             (m)    Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

             (n)    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

             (o)    Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required

25

to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

             (p)    Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

26

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

GUILFORD PHARMACEUTICALS INC.

By:	/s/ Andrew R. Jordan

	Name:	Andrew R. Jordan
	Title:	Executive Vice President, Chief

Financial Officer and Treasurer

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

SMITHFIELD FIDUCIARY LLC

By:	/s/ Adam J. Chill

	Name:	Adam J. Chill
	Title:	Authorized Signatory

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

MAINFIELD ENTERPRISES INC.

By:	/s/ Avi Vigder

	Name:	Avi Vigder
	Title:	Authorized Signatory

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE VENTURE CAPITAL III, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE VENTURE CAPITAL IV, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric. A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE INTEGRATED HOLDINGS II LIMITED

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE NETHERLANDS III, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE NETHERLANDS I, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE POST VENTURE III, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE INTEGRATED HOLDINGS IV POST VENTURE, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE NETHERLANDS II, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE INTEGRATED HOLDINGS, V, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

KNIGHTSBRIDGE POST VENTURE IV L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

CADUCEUS CAPITAL II, L.P.

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

HFR SHC AGGRESSIVE FUND

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, Orbimed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

WINCHESTER GLOBAL TRUST COMPANY LIMITED AS TRUSTEE FOR CADUCEUS CAPITAL TRUST

By:	/s/ Eric A. Bittelman

	Name:	Eric A. Bittelman
	Title:	Chief Financial Officer, OrbiMed Advisors LLC

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

DOMAIN PUBLIC EQUITY PARTNERS, L.P.

By:	Domain Public Equity Partners, L.P. By: Domain Public Equity Associates, L.L.C. /s/ Nicole Vitullo

	Name:	Nicole Vitullo
	Title:	Managing Member

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

MERLIN BIOMED PRIVATE EQUITY FUND, L.P.

By:	/s/ Norman Schleifer

	Name:	Norman Schleifer
	Title:	Chief Financial Officer

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

MERLIN BIOMED LONG TERM APPRECIATION FUND, L.P.

By:	/s/ Norman Schleifer

	Name:	Norman Schleifer
	Title:	Chief Financial Officer

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

MERLIN BIOMED OFFSHORE FUND, L.P.

By:	/s/ Norman Schleifer

	Name:	Norman Schleifer
	Title:	Chief Financial Officer

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

UBS O’CONNOR LLC F/B/O PIPES CORPORATE STRATEGIES MASTER LTD.

By:		/s/ Jeffery Putnam

	Name:	Jeffery Putnam
	Title:	Executive Director

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

QUOGUE CAPITAL LLC

By:	/s/ Wayne Rothbaum

	Name:	Wayne Rothbaum
	Title:	Principal

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

DEERFIELD PARTNERS L.P.

By:	/s/ Arnold H. Snider

	Name:	Arnold H. Snider
Title:

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

DEERFIELD INTERNATIONAL LIMITED

By:	/s/ Arnold H. Snider

	Name:	Arnold H. Snider
Title:

     IN WITNESS WHEREOF, each Buyer and the Company have caused this signature page to the Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

SIGMA CAPITAL ASSOCIATES, LLC

By:	Sigma Capital Management, LLC

By:	/s/ Peter Nussbaum

	Name:	Peter Nussbaum
	Title:	Authorized Person

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)

		Number of Common	Number of		Legal Representative's
Buyer	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Address and Facsimile Number

Smithfield Fiduciary LLC	c/o Highbridge Capital	1,385,935	277,187	$7,858,251.45	Schulte Roth & Zabel LLP
	Management, LLC				919 Third Avenue
	9 West 57th Street, 27th Floor				New York, New York 10022
	New York, New York 10019				Attn: Eleazer Klein, Esq.
	Attention: Ari J. Storch				Facsimile: (212) 593-5955
	Adam J. Chill				Telephone: (212) 756-2000
Facsimile: (212) 751-0755
Telephone: (212) 287-4720
Residence: Cayman Islands

(1)	(2)	(3)	(4)	(5)	(6)

		Number of Common	Number of		Legal Representative's
Buyer	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Address and Facsimile Number

Mainfield Enterprises	c/o Sage Capital Growth, Inc.	1,164,021	232,804	$6,599,999.07
Inc.	660 Madison Avenue
	New York, NY 10022
	Facsimile: (212) 651-9010
	Telephone: (212) 651-9000
	Attn: Eldad Gal
	Residence:

Winchester Global Trust	c/o OrbiMed Advisors, LLC	465,000	93,000	$2,636,550.00
Company Limited as	767 Third Avenue, 30th Fl
Trustee for Caduceus	New York, NY 10017
Capital Trust	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Caduceus Capital II, L.P.	c/o OrbiMed Advisors, LLC	225,000	45,000	$1,275,750.00
	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

HFR SHC Aggressive Fund	c/o OrbiMed Advisors, LLC	25,000	5,000	$141,750.00
	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Knightsbridge Post	c/o OrbiMed Advisors, LLC	47,300	9,460	$268,191.00
Venture IV L.P.	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

(1)	(2)	(3)	(4)	(5)	(6)

		Number of Common	Number of		Legal Representative's
Buyer	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Address and Facsimile Number

Knightsbridge Integrated	c/o OrbiMed Advisors, LLC	43,000	8,600	$243,810.00
Holdings, V, LP	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Knightsbridge	c/o OrbiMed Advisors, LLC	15,900	3,180	$90,153.00
Netherlands II, L.P.	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Knightsbridge Integrated	c/o OrbiMed Advisors, LLC	28,200	5,640	$159,894.00
Holdings IV Post	767 Third Avenue, 30th Fl
Venture, LP	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Knightsbridge Post	c/o OrbiMed Advisors, LLC	28,700	5,740	$162,729.00
Venture III, LP	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Knightsbridge Netherland	c/o OrbiMed Advisors, LLC	19,500	3,900	$110,565.00
I LP	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

(1)	(2)	(3)	(4)	(5)	(6)

		Number of Common	Number of		Legal Representative's
Buyer	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Address and Facsimile Number

Knightsbridge	c/o OrbiMed Advisors, LLC	6,300	1,260	$35,721.00
Netherlands III — LP	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Knightsbridge Integrated	c/o OrbiMed Advisors, LLC	32,600	6,520	$184,842.00
Holdings II Limited	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Knightsbridge Venture	c/o OrbiMed Advisors, LLC	8,200	1,640	$46,494.00
Capital IV, L.P.	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Knightsbridge Venture	c/o OrbiMed Advisors, LLC	7,300	1,460	$41,391.00
Capital III LP	767 Third Avenue, 30th Fl
	New York, NY 10017
	Facsimile: (212) 739-6444
	Telephone: (212) 739-6400
	Attn: CFO
	Residence:

Domain Public Equity	c/o Domain Associates, LLC	176,367	35,273	$1,000,000.89
Partners, L.P.	One Palmer Square, Suite 515
	Princeton, NJ 08542
	Attention: Nicole Vitullo
	Lisa Kraeutler
	Telephone: 609-683-5656
	Fax: 609-683-4581

(1)	(2)	(3)	(4)	(5)	(6)

		Number of Common	Number of		Legal Representative's
Buyer	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Address and Facsimile Number

UBS O’Connor LLC f/b/o	c/o UBS O’Connor LLC	176,367	35,273	$1,000,000.89
PIPES Corporate	One N Wacker Drive
Strategies Master Ltd.	32nd Floor
Chicago, IL 60606
Attn: Timothy Goldenman
Telephone: (312) 525-5868
Facsimile: (312) 525-6271
Residence: Cayman Islands

Quogue Capital LLC	Quogue Capital LLC	35,273	7,055	$199,997.91
1285 Ave of the Americas, 35th
Floor
New York, NY 10019
Attention: Wayne Rothbaum
Tel: (212) 554-4475
Fax: (212) 554-4450
Residence — New York, NY

Merlin BioMed Private	230 Park Avenue, Suite 928	265,000	53,000	$1,502,550	Norman Schleifer
Equity Fund, L.P.	New York, New York 10169				230 Park Avenue, Suite 928
	Attention: Dominique Semon				New York, New York 10169
	Christian Richard				Facsimile: (646) 227-5235
	Facsimile: (646) 227-5228				Telephone: (646) 227-5201
Telephone: (646) 227-5201
Residence: Cayman Islands

Merlin BioMed Long Term	230 Park Avenue, Suite 928	18,000	3,600	$102,060	Norman Schleifer
Appreciation Fund, L.P.	New York, New York 10169				230 Park Avenue, Suite 928
	Attention: Norman Schleifer				New York, New York 10169
	Facsimile: (646) 227-5235				Facsimile: (646) 227-5235
	Telephone: (646) 227-5201				Telephone: (646) 227-5201
Residence: Delaware, USA

(1)	(2)	(3)	(4)	(5)	(6)

		Number of Common	Number of		Legal Representative's
Buyer	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Address and Facsimile Number

Merlin BioMed Offshore	230 Park Avenue, Suite 928	70,000	14,000	$396,900	Norman Schleifer
Fund, L.P.	New York, New York 10169				230 Park Avenue, Suite 928
	Attention: Norman Schleifer				New York, New York 10169
	Facsimile: (646) 227-5235				Facsimile: (646) 227-5235
	Telephone: (646) 227-5201				Telephone: (646) 227-5201
	Residence: Cayman Islands

Deerfield Partners L.P.	c/o Deerfield Capital Management	247,614	49,523	$1,403,971.38
	780 Third Avenue
	37th Floor
	New York, NY 10017
	Facsimile:
	Telephone:
	Residence: Delaware

Deerfield International	c/o Deerfield Capital Management	228,566	45,713	$1,295,969.22
Limited	780 Third Avenue
	37th Floor
	New York, NY 10017
	Facsimile:
	Telephone:
	Residence: Cayman Islands

Sigma Capital	Sigma Capital Associates, LLC	88,183	17,637	$499,997.61
Associates, LLC	PO Box 58, Victoria House
	The Valley, Anguilla, BWI
	With copies of all correspondence
	(including delivery of
	stock/warrant certificates) to:
	c/o S.A.C. Capital Advisors, LLC
	72 Cummings Point Road
	Stamford, CT 06902
	Attention: General Counsel
	Residence: Anguilla, BWI

EXHIBITS

Exhibit A	Form of Warrants
Exhibit B	Form of Registration Rights Agreement
Exhibit C	Form of Irrevocable Transfer Agent Instructions
Exhibit D1	Form of Company Counsel Opinion
Exhibit D2	Form of In-House Counsel Opinion
Exhibit E	Form of Secretary’s Certificate
Exhibit F	Form of Officer’s Certificate
SCHEDULES

Schedule 3(a)	Subsidiaries
Schedule 3(k)	Absence of Certain Changes
Schedule 3(q)	Capitalization
Schedule 3(r)	Indebtedness and Other Contracts
Schedule 3(v)	Title
Schedule 3(w)	Intellectual Property

Exhibit A

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (II) AN OPINION OF COUNSEL, IN A FORM REASONABLE ACCEPTABLE TO THE COMPANY, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OR QUALIFICATION UNDER SAID ACT OR (III) SUCH TRANSFER BEING MADE PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

GUILFORD PHARMACEUTICALS INC.

WARRANT

Warrant No.:
Number of Shares:
Date of Issuance: December 11, 2003 (“Issuance Date”)

Guilford Pharmaceuticals Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, the receipt and sufficiency of which are hereby acknowledged,      , the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the date hereof, but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below),       fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant (including all Warrants issued in exchange, transfer or replacement hereof, the “Warrants”) is one of the Warrants (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of December 9, 2003 (the “Subscription Date”), among the Company and the investors (the “Buyers”) referred to therein (the “Securities Purchase Agreement”).

     1.     EXERCISE OF WARRANT.

          (a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the holder hereof on any day, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of such holder’s election to exercise this Warrant, and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The date the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The holder of this Warrant shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the Exercise Date, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice and the Aggregate Exercise Price to the holder hereof and the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the Exercise Date, the Company shall (X) issue and deliver to the address as specified in the Exercise Notice, a certificate, registered in the name of the holder of this Warrant or its designee, for the number of shares of Common Stock to which the holder of this Warrant is entitled pursuant to such exercise, or (Y) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and such action is otherwise permissible under applicable securities laws, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder of this Warrant is entitled pursuant to such exercise to the holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system. On the Exercise Date, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. Upon surrender of this Warrant to the Company following one or more partial exercises, the Company shall as soon as practicable and in no event later than three Business Days after receipt of the Warrant and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

          (b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $7.55, subject to adjustment as provided herein.

          (c) Company’s Failure to Timely Deliver Shares Subject to Section 1(f), if the Company shall fail for any reason or for no reason to issue to the holder within three Business Days of the Exercise Date, a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder’s balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder’s exercise of this Warrant, and if after such third Business Day the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the Warrant Shares that the holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the holder’s request and in the holder’s discretion, either (i) pay cash to the holder in an amount equal to the holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

          (d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if at any time during the period commencing five (5) Business Days prior to the holder’s delivery of an Exercise Notice and ending on the day of delivery of the Exercise Notice, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number	=	(A x B) - (A x C)

B

          For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the Common Stock on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

          (e) Absolute and Unconditional Obligation. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder or any other Person. Nothing herein shall limit the holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

          (f) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

          (g) Limitations on Exercises. The Company shall not effect the exercise of this Warrant, and no Person (as defined below) who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.99% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the holder of this Warrant, the Company shall within two Business Days confirm orally and in writing to the holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SPA Warrants, by the holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

     2.     ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2 shall become effective at the close of business on the date the subdivision or combination becomes effective.

     3.     RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

          (a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date; and

          (b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of common stock (“Other Common Stock”) of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant may elect to receive a warrant to purchase Other Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Common Stock that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

     4.     PURCHASE RIGHTS; ORGANIC CHANGE.

          (a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (b) Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction, in each case which is effected in such a way that holders of Common Stock are entitled to receive securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the Person issuing the securities or providing the assets in such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance reasonably satisfactory to the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to deliver to the holder of this Warrant in exchange for this Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the holder of this Warrant (including, an adjusted exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the holder of this Warrant may elect to treat such Person as the Acquiring Entity for purposes of this Section 4(b). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to insure that the holder of this Warrant thereafter will have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of this Warrant as of the date of such Organic Change (without regard to any limitations on the exercise of this Warrant).

     5.     NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the holder of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) will, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding (without regard to any limitations on exercise).

     6.     HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, no holder, solely in such Person’s capacity as a holder, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, solely in such Person’s capacity as a holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

     7.     REISSUANCE OF WARRANTS.

          (a) Transfer of Warrant. If this Warrant is to be transferred, the holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder of this Warrant a new Warrant (in accordance with Section 7(d)), registered as the holder of this Warrant may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the holder of this Warrant representing the right to purchase the number of Warrant Shares not being transferred.

          (b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder of this Warrant to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

          (c) Warrant Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the holder of this Warrant at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

          (d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the holder of this Warrant which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

     8.     NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the holder of this Warrant with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the holder of this Warrant (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) promptly after the date on which the Company publicly announces the establishment of a record date (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issues or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

     9.     AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding; provided that no such action may increase the exercise price of any SPA Warrant or decrease the number of shares or class of stock obtainable upon exercise of any SPA Warrant without the written consent of the holder of this Warrant. No such amendment shall be effective to the extent that it applies to less than all of the holders of the SPA Warrants then outstanding.

     10.     GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

     11.     CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the Buyers and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

     12.     DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the holder of this Warrant or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

     13.     REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the holder of this Warrant to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder of this Warrant and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     14.     TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(f) of the Securities Purchase Agreement.

     15.     CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

          (a) “Bloomberg” means Bloomberg Financial Markets.

          (b) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          (c) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

          (d) “Common Stock” means (i) the Company’s common stock, par value $.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

          (e) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

          (f) “Expiration Date” means December 11, 2010.

          (g) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

          (h) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

          (i) “Principal Market” means the Nasdaq National Market.

          (j) “Registration Rights Agreement” means that certain registration rights agreement dated the Subscription Date by and among the Company and the Buyers.

[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set out above.

GUILFORD PHARMACEUTICALS INC.

By:
Name: Andrew R. Jordan
Title: Executive Vice President,
Chief Financial Officer and
Treasurer

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT

GUILFORD PHARMACEUTICALS INC.

To: Guilford Pharmaceuticals Inc.

     The undersigned is the holder of Warrant No.      (the “Warrant”) issued by Guilford Pharmaceuticals Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1.     The Warrant is currently exercisable to purchase a total of      Warrant Shares.

     2.     The undersigned holder hereby exercises its right to purchase      Warrant Shares pursuant to the Warrant.

     3.     The Holder intends that payment of the Exercise Price shall be made as:

                    a “Cash Exercise” with respect to      Warrant Shares; and/or

                    a “Cashless Exercise” with respect to      Warrant Shares.

     4.     Pursuant to this exercise, the Company shall deliver to the holder      Warrant Shares in accordance with the terms of the Warrant.

     5.     Following this exercise, the Warrant shall be exercisable to purchase a total of      Warrant Shares.

     Please issue the Warrant Shares in the following name and to the following address:

     Issue to: ___________________________
                   ___________________________
                   ___________________________

     Account Number:_____________________________
     (if electronic book entry transfer)

     DTC Participant Number:____________________________
     (if electronic book entry transfer)

Date: _______________ __, ______

________________________________

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

     The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated December 11, 2003 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

GUILFORD PHARMACEUTICALS INC.

By:
Name:
Title:

FORM OF ASSIGNMENT

     [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto      the right represented by the within Warrant to purchase      shares of Common Stock of Guilford Pharmaceuticals Inc. to which the within Warrant relates and appoints      attorney to transfer said right on the books of Guilford Pharmaceuticals Inc. with full power of substitution in the premises.

Dated: __________________, ____

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

EXHIBIT C

TRANSFER AGENT INSTRUCTIONS

GUILFORD PHARMACEUTICALS INC.

December 11, 2003

[Transfer Agent]
[Address]
Attention:

Ladies and Gentlemen:

     Reference is made to that certain Securities Purchase Agreement, dated as of December 9, 2003 (the “Agreement”), by and among Guilford Pharmaceuticals Inc., a Delaware corporation (the “Company”), and the investors named on the Schedule of Buyers attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Common Shares”) of Common Stock of the Company, par value $.01 per share (the “Common Stock”), and Warrants (the “Warrants”), which are exercisable into shares of Common Stock.

     This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time):

     (i)  to issue shares of Common Stock upon transfer or resale of the Common Shares; and

     (ii)  to issue shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

     You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) sales of the Common Shares and the Warrant Shares may be made in conformity with Rule 144 under the 1933 Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Holder that a transfer of Common Shares and/or Warrant Shares has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then within three (3) business days of your receipt of the notice referred to in (c), you shall issue the certificates representing the Common Shares and the Warrant Shares registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Shares and the Warrant Shares thereby and should not be subject to any stop-transfer restriction.

     A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit II.

     Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at      .

Very truly yours,

GUILFORD PHARMACEUTICALS INC.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this     day of December 2003

[TRANSFER AGENT]

By:
Name:
Title:

Enclosures

cc:		Smithfield Fiduciary LLC
Mainfield Enterprises Inc.
		[Orbimed Entity]	]
Eleazer N. Klein, Esq.

EXHIBIT I

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT

GUILFORD PHARMACEUTICALS INC.

To: Guilford Pharmaceuticals Inc.

     The undersigned is the holder of Warrant No.      (the “Warrant”) issued by Guilford Pharmaceuticals Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1.     The Warrant is currently exercisable to purchase a total of      Warrant Shares.

     2.     The undersigned holder hereby exercises its right to purchase      Warrant Shares pursuant to the Warrant.

     3.     The Holder intends that payment of the Exercise Price shall be made as:

                    a “Cash Exercise” with respect to      Warrant Shares; and/or

                    a “Cashless Exercise” with respect to      Warrant Shares.

     4.     Pursuant to this exercise, the Company shall deliver to the holder      Warrant Shares in accordance with the terms of the Warrant.

     5.     Following this exercise, the Warrant shall be exercisable to purchase a total of      Warrant Shares.

     Please issue the Warrant Shares in the following name and to the following address:

Issue to:	________________________________________________
________________________________________________
________________________________________________

     Account Number: ______________________________________
       (if electronic book entry transfer)

     DTC Participant Number: ____________________________________
       (if electronic book entry transfer)

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

     The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated December 11, 2003 from the Company and acknowledged and agreed to by [Transfer Agent].

GUILFORD PHARMACEUTICALS INC.

By:
Name:
Title:

EXHIBIT II

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Transfer Agent]
Attn:

     Re: Guilford Pharmaceuticals Inc.

Ladies and Gentlemen:

     I am deputy general counsel to Guilford Pharmaceuticals Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of December 9, 2003 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders its shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”) and warrants exercisable for shares of Common Stock (the “Warrants”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on            , 2004, the Company filed a Registration Statement on Form S-3 (File No. 333-     ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

     In connection with the foregoing, I advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and I have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

     This letter shall serve as my standing notice to you that the Common Stock may be freely transferred by the Holders pursuant to the Registration Statement so long as the Holders certify they have caused a prospectus to be delivered to the transferee. You need not require further letters from me to effect any future legend-free issuance or reissuance of shares of Common Stock to the transferees of the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated December      , 2003. This letter shall serve as my standing instructions with regard to this matter.

Very truly yours,

[IN-HOUSE COUNSEL]

By:

CC:	[LIST NAMES OF HOLDERS]